                                                                   EXHIBIT 99(B)

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                          11 1/8% SENIOR NOTES DUE 2007
                                 IN EXCHANGE FOR
                          11 1/8% SENIOR NOTES DUE 2007
                                       OF
                                 POWERTEL, INC.

         Registered holders of outstanding 11 1/8% Senior Notes Due 2007 (the "Old Notes") of Powertel, Inc. ("Powertel") who wish to tender their Old Notes in exchange for a like principal amount of 11 1/8% Senior Notes Due 2007 (the "New Notes") of Powertel and, in each case, whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bankers Trust Company (the "Exchange Agent") prior to the Expiration Date may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Exchange Agent. See "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

-------------------------------------------------------------------------------
                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
             NEW YORK CITY TIME, ON         , 1997 (the "EXPIRATION DATE"),
                        UNLESS EXTENDED BY POWERTEL, INC.
-------------------------------------------------------------------------------

                                         THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                                 BANKERS TRUST COMPANY

               BY MAIL:                                 BY HAND:                      BY OVERNIGHT COURIER:
      BT Services Tennessee, Inc.                 Bankers Trust Company                BT Services Tennessee, Inc.
          Reorganization Unit                Corporate Trust & Agency Group           Corporate Trust & Agency Group
            P.O. Box 292737                     Receipt & Delivery Window                  Reorganization Group
    Nashville, Tennessee 37229-2737         123 Washington Street, 1st Floor             648 Grassmere Park Road
       (registered or certified                 New York, New York 10006                Nashville, Tennessee 37211
           mail recommended)


                             Facsimile Transmission:
                                 (615) 835-3701

                              Confirm by Telephone:
                                 (615) 835-3572

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies & Gentlemen:

         The undersigned hereby tender(s) to Powertel upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

         The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

---------------------------------------------------------------------------------------------------------------
                                   PLEASE SIGN AND COMPLETE
---------------------------------------------------------------------------------------------------------------
Signature(s) of Registered Owner(s) or                        Name(s) of Registered Holder(s):
Authorized Signatory:
                    -----------------------                   -------------------------------------------------

-------------------------------------------                   -------------------------------------------------

Principal Amount of Old Notes Tendered:                       Address(es):
                                                                          -------------------------------------

-------------------------------------------                   -------------------------------------------------
Certificate No(s). of Old Notes (if available):               Area Code and Telephone No.:

-------------------------------------------                   -------------------------------------------------
                                                              Date:
-------------------------------------------                         -------------------------------------------

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing the owners of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
             ------------------------------------------------------------------
Capacity:    ------------------------------------------------------------------
             ------------------------------------------------------------------
Address(es): ------------------------------------------------------------------
             ------------------------------------------------------------------

         DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY
         EXECUTED LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or corespondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (any of the foregoing hereinafter referred to as an "Eligible Institution"), hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with such Rule 14e-4, and (c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer and required documents will be deposited by the undersigned with the Exchange Agent.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:                                Authorized Signature:
             --------------------------
Address:
             --------------------------      -----------------------------------

                                             Name:
             --------------------------            -----------------------------
Area Code and Telephone No.:                 Title:
                            -----------            -----------------------------
                                             Date:
                                                   -----------------------------
--------------------------------------------------------------------------------